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                                                                  Exhibit 10(cc)






                                 ADIENCE, INC.,

                                   as Obligor

                                       and

                       IBJ SCHRODER BANK & TRUST COMPANY,

                                   as Trustee


                  _____________________________________________


                             Supplemental Indenture

                            Dated as of July 21, 1995


                  ____________________________________________


                      Supplementing and Amending Indenture

                            Dated as of June 30, 1993

                           with respect to $49,078,625

                        11% Senior Secured Notes due 2002

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          SUPPLEMENTAL INDENTURE, dated as of July 21, 1995 (the "Supplemental
Indenture"), made by and between Adience, Inc., a Delaware corporation ("Adience"), and IBJ Schroder Bank & Trust Company, a New York banking corporation (the "Trustee"), to the Original Indenture (as such term is hereinafter defined).

          WHEREAS, Adience and the Trustee have heretofore entered into the Original Indenture, pursuant to the provisions of which Adience has heretofore issued $49,078,625 in aggregate principal amount of the Securities;

          WHEREAS, Adience desires to supplement and amend the Original Indenture in accordance with its terms;

          WHEREAS, Section 9.02 of the Original Indenture provides that Adience and the Trustee may amend the Original Indenture with the written consent of the Holders of at least 66 2/3% of the aggregate principal amount of the outstanding Securities;

          WHEREAS, Holders of at least 66 2/3% of the aggregate principal amount of the outstanding Securities have provided such written consent to the Trustee; and

          WHEREAS, all the requirements of law and the Certificate of Incorporation and By-laws of Adience have been fully complied with, all conditions and requirements necessary to authorize the execution and delivery of this Supplemental Indenture have been duly complied with or done and performed by Adience, and all actions necessary to make this Supplemental Indenture and the Original Indenture, as supplemented by this Supplemental Indenture, valid, binding and legal instruments according to their terms (and, with respect to this Supplemental Indenture, in accordance with the terms of the Original Indenture) have been complied with or done and performed;

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH that, for and consideration of the premises and of the mutual covenants herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Adience covenants and agrees with the Trustee, for the benefit of all present and future Holders of the Securities, as follows:

          Section 1. The definitions set forth or incorporated by reference in the Original Indenture shall be applicable to this Supplemental Indenture as fully and to the same extent and effect as if set forth herein, except as otherwise expressly provided herein. As used in this Supplemental Indenture, the term "Original Indenture" shall mean the Indenture, dated as of June 30, 1993, between Adience and the Trustee, with respect to the Securities.
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          Section 2.     Section 1.01 shall be, and hereby is, amended by
deleting in its entirety the definition of "INTERCREDITOR AGREEMENT" set forth therein and replacing it with the following definition:

          "INTERCREDITOR AGREEMENT" means the Intercreditor and Subordination Agreement of even date herewith between Congress Financial Corporation, a California corporation, and the Trustee, as such Intercreditor Agreement and Subordination Agreement may hereafter be amended, supplemented, restated, or otherwise modified from time to time, or any other similar agreement between the Trustee and Congress Financial Corporation or any other holder of Senior Debt, as the case may be."

          Section 3.     Sections 4.03, 4.04, 4.07, 4.08, 4.09, 4.10, 4.12, 4.13
and 4.24 shall be, and hereby are, deleted in their entirety.

          Section 4. Section 4.16 shall be, and hereby is, amended by adding the following Section 4.16(d):

          "(d) Notwithstanding anything herein to the contrary, the Company or any of its Subsidiaries may incur any Indebtedness which is expressly subordinate in right of payment to the Securities; provided, however, that any such Indebtedness incurred pursuant to this Section 4.16(d) shall be expressly excluded from the definition of "Senior Debt" as defined herein."

          Section 5. Section 5.01 shall be, and hereby is, amended as follows: Section 5.01(4) shall be deleted and replaced with the following
Section 5.01(4):

          "(4) any corporation formed by or surviving any such consolidation or merger, or to which such transfer, lease or other disposition shall have been made, shall have a positive Net Worth immediately after the transaction, but prior to any purchase accounting adjustments resulting from the transaction."

          Section 6. Section 6.01 shall be, and hereby is, amended as follows:

               a.   Sections 6.01(3), 6.01(4), 6.01(5), 6.01(6), and 6.01(8)
shall be deleted in their entirety.

               b. The paragraph of Section 6.01 which commences with "Any Event of Default shall not be deemed . . ." shall be deleted in its entirety.

          Section 7.     The reference to "4.05" in the paragraph of Section
8.01 commencing with "Notwithstanding the discharge of this Indenture as aforesaid . . ." shall be deleted.


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          Section 8.     The Company, as the entity surviving the merger of Heat
Technology, Inc., a Delaware corporation and a wholly-owned subsidiary of The Alpine Group, Inc., with and into the Company, reaffirms all of its obligations under the Securities and the Indenture.

          Section 9. This Supplemental Indenture is a supplemental indenture pursuant to Section 9.02 (and with respect to Section 8 hereof, pursuant to Sections 5.01 and 9.01) of the Original Indenture. Upon execution and delivery of this Supplemental Indenture, the terms and conditions of this Supplemental Indenture shall be part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that in case of conflict, the provisions of this Supplemental Indenture will control.

          Section 10. This Supplemental Indenture shall become effective on the Closing Date, as such term is defined in the Debt Exchange Agreement, dated as of October 11, 1994, among The Alpine Group, Inc., a Delaware corporation, and the parties listed on Exhibit A thereto. Should such Closing Date fail to occur within 90 days from the date hereof, the provisions of this Supplemental Indenture shall have no effect, and the terms, conditions, and provisions of the Original Indenture shall continue unchanged and in full force and effect.

          Section 11. Except as they have been modified in this Supplemental Indenture, each and every term and provision of the Original Indenture shall continue in full force and effect, and all references to the Indenture in the Original Indenture shall hereafter be deemed to mean the Original Indenture as supplemented and amended pursuant hereto.

          Section 12. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original, but which counterparts shall together constitute but one and the same instrument.

          Section 13. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.


                            [SIGNATURE PAGE FOLLOWS]


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          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first written above.



                                   ADIENCE, INC.


                                   By:
                                        -------------------------
                                        Bragi F. Schut
                                        Senior Vice President


                                   IBJ SCHRODER BANK & TRUST
                                      COMPANY, as Trustee


                                   By:
                                        -------------------------
                                        Name:
                                        Title:


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